MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated March 3, 2006 (February 28, 2006)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 6 to Master Repurchase Agreement, dated as of February 28, 2006, among Credit Suisse First Boston Mortgage Capital LLC, MortgageIT, Inc., MHL Funding Corp. and MortgageIT Holdings, Inc.

EXECUTION VERSION

AMENDMENT NO. 6
TO MASTER REPURCHASE AGREEMENT

Amendment No. 6, dated as of February 28, 2006 (this ‘‘Amendment’’), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the ‘‘Buyer’’), MORTGAGEIT, INC. (‘‘MortgageIT’’), MHL Funding Corp. (‘‘MHL’’) and MORTGAGEIT HOLDINGS, INC. (‘‘Holdings,’’ and together with MortgageIT and MHL, the ‘‘Sellers’’).

RECITALS

The Buyer and the Sellers are parties to that certain Master Repurchase Agreement, dated as of March 11, 2005, as amended by that certain Amendment No. 1, dated as of June 17, 2005, Amendment No. 2, dated as of July 18, 2005, Amendment No. 3, dated as of September 19, 2005, Amendment No. 4, dated as of November 19, 2005 and Amendment No. 5, dated as of January 30, 2006 (as the same may have been amended and supplemented from time to time, and as amended by this Amendment, the ‘‘Repurchase Agreement’’). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Repurchase Agreement.

Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Repurchase Agreement is hereby amended as follows:

SECTION 1.    Definitions. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of ‘‘Termination Date’’ in its entirety and replacing the same with the following:

‘‘Termination Date’’ means the earlier of (a) April 30, 2006 or (b) the date of the occurrence of an Event of Default.’’

SECTION 2.    Conditions Precedent. This Amendment shall become effective on February 28, 2006 (the ‘‘Amendment Effective Date’’), subject to the satisfaction of the following conditions precedent:

2.1    Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and Sellers;

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3.    Representations and Warranties. Each of the Sellers hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 4.    Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer

By:	Bruce S. Kaiserman Name: Bruce S. Kaiserman Title: Vice President

MortgageIT:	MORTGAGEIT, INC., as Seller

By:	/s/ Robert A. Gula Name: Robert A. Gula Title: Chief Financial Officer

Holdings:	MORTGAGEIT HOLDINGS, INC., as Seller

By:	/s/ Glenn J. Mouridy Name: Glenn J. Mouridy Title: President and Chief Financial Officer

MHL:	MHL FUNDING CORP., as Seller

By:	/s/ Donald Epstein Name: Donald Epstein Title: Treasurer